UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting of Stockholders, held on June 5, 2014 (the “2014 Annual Meeting”), the stockholders of Panera Bread Company (the “Company”) elected the two director nominees; approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers; approved an amendment to the Company’s 1992 Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock authorized for issuance pursuant to such plan from 950,000 shares to 1,050,000 shares, and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2014.

The Company’s stockholders re-elected Ronald M. Shaich and Dr. Fred K. Foulkes as Class I directors, each to serve until the Company’s 2017 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified. The terms of office of the following directors continued after the 2014 Annual Meeting: Domenic Colasacco, Thomas Lynch, Larry J. Franklin, Diane Hessan and William W. Moreton.

The proposals acted upon at the 2014 Annual Meeting and the voting tabulation for each proposal is as follows:

Proposal 1:	To elect two directors to the Company’s Board of Directors (the “Board”), each to serve for a term ending in 2017, or until his successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Fred K. Foulkes
Class A	20,695,980	673,132	3,220,654
Class B	3,935,850	—	—
Total	24,631,830	673,132	3,220,654

Ronald M. Shaich
Class A	20,538,018	831,094	3,220,654
Class B	3,935,850	—	—
Total	24,473,868	831,094	3,220,654

Proposal 2:	To approve, in a non-binding advisory vote, the compensation of the Company's named executive officers.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

Class A	20,670,680	638,304	60,128	3,220,654
Class B	3,935,850	—	—	—
Total	24,606,530	638,304	60,128	3,220,654

Proposal 3:
To approve an amendment to the 1992 Employee Stock Purchase Plan to increase the number of shares of Class A Common Stock authorized for issuance pursuant to such plan from 950,000 shares to 1,050,000 shares.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

Class A	21,072,811	276,966	19,335	3,220,654
Class B	3,935,850	—	—	—
Total	25,008,661	276,966	19,335	3,220,654

Proposal 4:	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2014.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes

Class A	23,981,563	582,466	25,737	—
Class B	3,935,850	—	—	—
Total	27,917,413	582,466	25,737	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	June 11, 2014	By:	/s/ Scott G. Blair
		Name:	Scott G. Blair
		Title:	Senior Vice President, Chief Legal Officer and Secretary